Advanced Series Trust

AST Moderate Multi-Asset Portfolio

Supplement dated June 13, 2022 to the
Currently Effective Summary Prospectus

This supplement should be read in conjunction with the currently effective Summary Prospectus (the Summary Prospectus) for the AST Moderate Multi-Asset Portfolio (formerly, the AST AllianzGI World Trends Portfolio) (the Portfolio), a series of the Advanced Series Trust (the Trust), and should be retained for future reference. The Portfolio discussed in this supplement may not be available under your variable contract. For more information about the portfolios available under your variable contract, please refer to your contract prospectus. Defined terms used herein that are not otherwise defined shall have the meanings given to them in the Summary Prospectus.

I.	New Subadvisory Arrangements and Strategy Change

The Board of Trustees of the Trust (the Board), on behalf of the Portfolio, approved: (i) replacing Allianz Global Investors U.S. LLC (AllianzGI) with PGIM Fixed Income, a business unit of PGIM, Inc., PGIM Limited, PGIM Quantitative Solutions LLC, and Wellington Management Company LLP as subadvisers to the Portfolio; and (ii) revising the investment strategy of the Portfolio.

The Manager expects to begin the implementation of the change to the Portfolio’s principal investment strategies as of June 15, 2022 with final completion expected by July 1, 2022.

To reflect the changes described above, the Summary Prospectus is hereby revised as follows, effective, unless otherwise noted, June 15, 2022:

A.

The description of the Portfolio’s principal investment strategies in the “INVESTMENTS, RISKS AND PERFORMANCE” section of the Summary Prospectus is hereby deleted and replaced with the description set forth below:

Principal Investment Strategies. The Portfolio’s asset allocation generally provides for an allotment of approximately 60% of Portfolio assets to a combination of domestic and international equity strategies and an allotment of approximately 40% of Portfolio assets to a combination of US fixed income and global hedged bond strategies.

The asset allocation strategy is determined by the Manager and PGIM Quantitative Solutions LLC (PGIM Quantitative Solutions), the subadviser to the Portfolio. As a general matter, PGIM Quantitative Solutions begins by constructing a neutral allocation for the Portfolio. Each neutral allocation initially divides the assets for the Portfolio across three broad-based securities benchmark indexes. These benchmark indexes are the S&P 500 Index, the MSCI ACWI Index, and the Bloomberg US Aggregate Index. The neutral allocation will emphasize investments in the equity asset class. The selection of specific combinations of Underlying Portfolios for the Portfolio generally will be determined by the Manager. The Manager will employ various quantitative and qualitative research methods to establish weighted combinations of Underlying Portfolios that are consistent with the neutral allocation for the Portfolio. PGIM Quantitative Solutions will then perform its own forward-looking assessment of macroeconomic, market, financial, security valuation, and other factors. As a result of this assessment, PGIM Quantitative Solutions will further adjust the neutral allocation and the preliminary Underlying Portfolio weights for the Portfolio based upon its views on certain factors

Included in the directly managed portion is an overlay strategy managed by PGIM Quantitative Solutions for liquidity and asset allocation purposes. The Portfolio allocates approximately 15-25% of its net assets to the overlay strategy, which is employed through an overlay sleeve. The overlay strategy seeks to allow for the efficient management of Portfolio-level risk and changes in the Portfolio’s asset levels, liquidity, and asset allocations. The overlay strategy is also used to access and adjust exposures to various asset classes and underlying strategy allocations. The overlay strategy is invested primarily in (i) derivative instruments including, but not limited to, swaps, forwards, index futures, other futures contracts, and options thereon to provide liquid exposure to the applicable equity and fixed income benchmark indices; and (ii) cash, money market equivalents, short-term debt instruments, money market funds, and short-term debt funds to satisfy all applicable margin requirements for the futures contracts and to provide additional portfolio liquidity to satisfy large-scale redemptions. The overlay strategy may also invest in ETFs for additional exposure to relevant markets. The overlay strategy may temporarily deviate from the allocation indicated due to redemptions in the Portfolio or other circumstances relevant to the Portfolio’s overall investment process.

B.	The table in the “MANAGEMENT OF THE PORTFOLIO” section of the Summary Prospectus is hereby revised by adding the information set forth below:

Investment Managers	Subadvisers	Portfolio Managers	Title	Service Date
PGIM Investments LLC		Brian Ahrens	Senior Vice President, Strategic Investment Research Group	June 2022
AST Investment Services, Inc.		Andrei O. Marinich, CFA	Vice President, Strategic Investment Research Group	June 2022
		Todd L. Kerin	Vice President, Strategic Investment Research Group	June 2022
	PGIM Quantitative Solutions LLC	Marcus Perl	Principal, Portfolio Manager	June 2022
		Edward L. Campbell, CFA	Managing Director, Portfolio Manager	June 2022
		Joel M. Kallman, CFA	Vice President, Portfolio Manager	June 2022
	PGIM Fixed Income/ PGIM Limited			June 2022
	Wellington Management Company LLP			June 2022
C.	Effective July 1, 2022, all references and information pertaining to AllianzGI are hereby removed from the Summary Prospectus.
II.	Reorganization

The Board approved the reorganization (the Reorganization) of the Portfolio (the Target Portfolio) into the AST Balanced Asset Allocation Portfolio (the Acquiring Portfolio), another series of the Trust. The Reorganization is subject to approval by the shareholders of the Target Portfolio. It is anticipated that a proxy statement/prospectus relating to the Reorganization will be mailed to Target Portfolio shareholders on or about September 12, 2022, and that the special meeting of the Target Portfolio’s shareholders will be held on or about October 18, 2022.

Pursuant to the Reorganization, the assets and liabilities of the Target Portfolio would be exchanged for shares of the Acquiring Portfolio, and Target Portfolio shareholders would become shareholders of the Acquiring Portfolio. No charges would be imposed in connection with the proposed Reorganization. The Acquiring Portfolio shares to be received by the Target Portfolio shareholders in the proposed Reorganization would be equal in value to the Target Portfolio shares held by such shareholders immediately prior to the proposed Reorganization. The Target Portfolio and the Acquiring Portfolio anticipate obtaining an opinion of counsel to the effect that the proposed Reorganization would not result in any adverse federal income tax consequences to either the Target Portfolio or the Acquiring Portfolio, or their respective shareholders.

If the required shareholder approval is obtained and all required closing conditions are satisfied, including receipt of the tax opinion, it is expected that the proposed Reorganization will be completed in, or around, the fourth quarter of 2022, or as soon as reasonably practicable once shareholder approval is obtained.

This supplement should be read and retained for future reference.

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